Subsequent Events	12 Months Ended
Mar. 31, 2020
Disclosure Of Events After Reporting Period Explanatory [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
COVID-19
COVID-19 has created unprecedented uncertainty in the global economy and to Alithya’s business, most of its customers not being much impacted while others facing significant challenges. Of note, the Group and many of its customers operate in sectors which have been declared to be essential or priority services by the Quebec and Ontario governments.
The Group continues to take measures to protect the health and safety of its employees, work with its customers to minimize potential disruptions and address the challenges and opportunities posed by this global pandemic. The Group and its employees have transitioned to working remotely, relatively seamlessly, allowing Alithya to continue supporting its customers without material disruption.
This outbreak has had impacts on Alithya’s business, with disruptions to its operations, including temporary office closures, reduced activity with certain clients, slower procurement decisions in some cases, and possible changes to customers’ spending and investment priorities.
While the extent and the duration of the impacts of COVID-19 remain uncertain, the Group has to date implemented several measures to protect its financial position and preserve liquidity, and strict cost containment measures including management salary reductions, and reduced work weeks and temporary layoffs for a limited number of employees, some of which have returned to normal as of today.
23. SUBSEQUENT EVENTS (CONT’D)
Government programs
As a result of the COVID-19 pandemic, on May 5th, 2020, certain US subsidiaries of the Company were accepted under the PPP of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") administered by the U.S. Small Business Administration ("SBA") and entered into unsecured promissory notes (the "Notes") in the aggregate principal amount of US$6,300,000 ($8,900,000). The Notes have a term of five years at an interest rate of 1% per annum, with a deferral of payments for the initial six months of the loan, with respect to any portion of the Notes which is not forgiven as described below.
Under the terms of the CARES Act, PPP loan recipients can apply for forgiveness for all or a portion of loans granted under the PPP. Such forgiveness will be determined, subject to limitations and ongoing rule making by the SBA, based on the timely use of loan proceeds for payroll costs, including payments required to continue group health care benefits, and certain rent, utility, and mortgage interest costs and the maintenance of employee and compensation levels. While there is no assurance the Company will obtain forgiveness of the PPP loan in whole or in part, the Company intends to use the proceeds of the Notes for qualifying expenses.
Certain subsidiaries within the Group have applied for COVID-19 financial relief in Canada under the Canada Emergency Wage Subsidy (“CEWS”) program. The CEWS program is a wage subsidy program launched by the Canadian federal government to qualifying employers to subsidize payroll costs during the COVID-19 pandemic. The qualified subsidy amounts received under the CEWS program are non-repayable. In June 2020, the subsidiaries applied for $1,471,000 of subsidy funding under the CEWS program for the period of March 15, 2020 to May 9, 2020, of which $446,000 was recorded as of March 31, 2020.
Alithya Consulting SAS, a subsidiary located in France, received approximately €170,000 ($260,000) pursuant to the French government’s partial activity program, representing two months of salary assistance. The program is subject to certain annual limits per employee.